Exhibit 10(ii).13
                                                             -----------------

              FIFTH AMENDMENT TO CREDIT AGREEMENT
              ------------------------------------


          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is made and dated as of September 30, 1994, among INTERNATIONAL TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), IT CORPORATION, a California corporation ("IT Corporation" or the "Borrower"), each of the banks listed on the signature pages hereto (each a "Bank" and collectively the "Banks"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION in its capacity as Agent for the Banks (the "Agent"), and amends the Credit Agreement dated as of August 27, 1991 among Borrower, Company, the Banks and the Agent, as amended by the First Amendment to Credit Agreement and Waiver dated as of June 19, 1992, the Second Amendment to Credit Agreement and Waiver dated as of July 6, 1993, the Third Amendment to Credit Agreement dated as of March 22, 1994 and the Fourth Amendment to Credit Agreement dated as of June 24, 1994(as so amended, the "Agreement").

                            RECITALS
                            --------

          A. The Borrower desires to amend certain provisions of the Agreement to extend the maturity date and other financial covenants hereunder.

          B. The Banks and Agent are willing to amend the Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:


          1. Terms. All capitalized terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

          2. Amendments to Agreement. The parties hereto hereby agree to amend the Agreement as follows:

          2.1  The definition of "Availability Period" in Section
1.1 of the Agreement is hereby amended and restated in its entirety as follows:

          "'Availability Period' means the period commencing on the date of this Agreement and ending on December 31, 1995 or, if such day is not a Banking Day, on the immediately succeeding Banking Day provided, however,
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          that if (a) the Company delivers to the Agent not
          later than April 30, 1995 a written request for an extension of the Availability Period, and (b) such request is agreed to by all of the Banks in writing prior to June 30, 1995, the Availability Period shall instead end on September 30, 1996 or, if such day is not a Banking Day on the immediately preceding Banking Day."

          2.2 Section 6.5 of the agreement is hereby amended and restated in its entirety as follows:

               "6.5 Leverage Ratio. As measured on and as of the last day of each fiscal quarter of the Company, the Company will have a Leverage Ratio no higher than 1.50 to
        1.00 at any time."


          3.   Representations and Warranties.  Borrower and
Company jointly and severally represent and warrant to Banks and
Agent:

          3.1 Authorization. The execution, delivery and performance of this Fifth Amendment by Borrower and Company have been duly authorized by all necessary corporate action by Borrower and Company and the Fifth Amendment has been duly executed and delivered by Borrower and Company.

          3.2 Binding Obligation. This Fifth Amendment is a legal, valid and binding agreement of Borrower and Company, enforceable against Borrower and Company in accordance with its terms, except to the extent enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by the application of general principles of equity.

          3.3 No Legal Obstacle to Agreement. Neither the execution of this Fifth Amendment, the making by Borrower of any borrowings under the Agreement, nor the performance of the Agreement by Borrower and Company has constituted or resulted in or will constitute or result in a breach of the provisions of any Material Agreement, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrower or Company, or result in the creation under any Material Agreement (other than the Agreement) of any security interest, lien, charge, or encumbrance upon any of the assets of Borrower or Company. No approval or authorization of any governmental authority is required to be obtained by the Company or the Borrower to permit the execution, delivery or performance by Borrower or Company of this Fifth Amendment, the Agreement, or

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the transactions contemplated hereby or thereby, or the making of any borrowing by Borrower under the Agreement.

          3.4 Incorporation of Certain Representations. The representations and warranties set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, after giving effect to the effectiveness of this Fifth Amendment.

          3.5 Default. No Event of Default under the Agreement has occurred and is continuing.

          4. Conditions, Effectiveness. This Fifth Amendment shall be effective as of September 30, 1994, subject to the compliance by Borrower and Company as of the date hereof with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

          4.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of Borrower and Company, certified by the Secretary or an Assistant Secretary of Borrower and Company as being in full force and effect on the date of this Fifth Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Fifth Amendment and any note or other instrument or agreement required hereunder.

          4.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of Borrower and Company and dated the date of this Fifth Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Fifth Amendment and any instrument or agreement required hereunder on behalf of Borrower and Company.

          4.3 Other Evidence. Such other evidence with respect to Borrower or Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Fifth Amendment and the Agreement and the compliance with the conditions set forth herein.


          5.   Miscellaneous.
               -------------

          5.1 Effectiveness of the Agreement. Except as hereby amended, the Agreement shall remain in full force and effect.

          5.2 No Waiver. This Fifth Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture,

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document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3 Counterparts. This Fifth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Fifth Amendment shall not become effective until Company, Borrower, the Banks, the Agent and the Guarantors shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4 Jurisdiction. This Fifth Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

                        INTERNATIONAL TECHNOLOGY
                        CORPORATION


                        By /s/ PHILIP H. OCKELMANN
                           -----------------------
                        Name: Philip H. Ockelmann
                        Title: Treasurer

                        IT CORPORATION


                        By /S/ PHILIP H. OCKELMANN
                           -----------------------
                        Name: Philip H. Ockelmann
                        Title: Treasurer


                        BANK OF AMERICA NATIONAL TRUST
                        AND SAVINGS ASSOCIATION, as Agent


                        By /s/ KAY WARREN
                           --------------
                                Kay Warren
                              Vice President

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PAGE
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                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as
                         a Bank


                         By /s/ ROBERT W. TROUTMAN
                            -----------------------
                                 Robert W. Troutman
                                 Vice President


                         THE FIRST NATIONAL BANK OF BOSTON,


                         By /s/ ANN E. HOWARD
                            ------------------
                         Title Managing Director

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                      CONSENT BY GUARANTORS


The undersigned Guarantors hereby consent to the foregoing Fifth
Amendment to Credit Agreement and hereby reaffirm their respective General Continuing General Guaranties, which continue in full force and effect on and as of the date hereof.


Date: September 30,1994

               INTERNATIONAL TECHNOLOGY CORPORATION
               IT ENVIRONMENTAL PROGRAMS, INC.
               IT ENVIRONMENTAL SERVICES, INC.
               IT-TULSA HOLDINGS INC.,  formerly known as
                  IT MCGILL POLLUTION CONTROL SYSTEMS, INC.
               PRINCETON AQUA SCIENCE
               MCKITTRICK MUD COMPANY, INC.
               UNDERGROUND RESOURCE MANAGEMENT, INC.
               UNIVERSAL PROFESSIONAL INSURANCE
                 COMPANY, INC.


               By: /s/ ANTHONY J. DELUCA
                   ---------------------
               Title: CFO, Treasurer

               By: /S/ PHILIP H. OCKELMANN
                   -----------------------
               Title: Treasurer
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